UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 7, 2012

GS Mortgage Securities Trust 2012-GCJ7
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Archetype Mortgage Funding I LLC
Jefferies LoanCore LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-171508-03	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On June 7, 2012, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2012 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank National Trust Company, as trustee, of GS Mortgage Securities Trust 2012-GCJ7, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class D, Class E, Class F, Class G, Class R and Class S Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,456,847,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Citigroup Global Markets Inc. (“Citigroup”) and Jefferies & Company, Inc. (“Jefferies”, and together with GS&Co. and Citigroup, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 18, 2012 (the “Underwriting Agreement”), among the Depositor and the Underwriters.  GS&Co., Citigroup and Jefferies are acting as the co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated May 11, 2012, as supplemented by the Prospectus Supplement, dated May 18, 2012, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $166,381,182, were sold to GS&Co., Citigroup, Jefferies and J.P. Morgan Securities LLC (collectively with GS&Co., Citigroup and Jefferies, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 18, 2012, between the Depositor and the Initial Purchasers.  The Class S Certificates were sold to a third party investor.  The Private Certificates and the Class S Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2012-GCJ7 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 79 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 175 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2012 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2012 the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC and (iii) Archetype Mortgage Funding I LLC (“Archetype”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2012 (the “Archetype Loan Purchase Agreements”), between the Depositor and Archetype, and (iv) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2012 (together with the GSMC Mortgage Loan Purchase Agreement, the CGMRC Mortgage Loan Purchase Agreement and the Archetype Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JLC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC, CGMRC, Archetype and JLC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $7,941,726, were approximately $1,778,997,749.  Of the expenses paid by the Depositor, approximately $902,862 were paid directly to affiliates of the Depositor, $3,234,183 in the form of fees were paid to the Underwriters and the Initial Purchasers, $185,000 were paid to or for the Underwriters and the Initial Purchasers, and $4,522,543 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales has been previously provided on the Depositor's Current Report on Form 8-K, filed June 5, 2012 (including, as to the price per class of Public Certificates, on Schedule II to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement, dated May 18, 2012 to the Prospectus, dated May 11, 2012.  The related registration statement (file no. 333-171508) was originally declared effective on June 30, 2011.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to the Depositor’s Form 8-K filed with the Securities and Exchange Commission on June 5, 2012.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 7, 2012.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 7, 2012 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 7, 2012 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORPORATION II

Date: June 7, 2012	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 7, 2012.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 7, 2012 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 7, 2012 (included as part of Exhibit 5).	(E)